CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
Exhibit 10.2
AMENDMENT NO. 24 TO MASTER SERVICES AGREEMENT

This Amendment No. 24 (“Amendment”) is dated and effective on February 28, 2025 (“Amendment Effective Date”) by and between Block, Inc., a Delaware corporation, whose principal address is 1955 Broadway, Suite 600, Oakland, CA 94612 (“Client”) and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 (“Marqeta”), and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016, as amended (“Agreement”). Capitalized terms that are not defined in this Amendment are defined in the Agreement.

1.Marqeta [***] Service. [***] for Client’s Cash App Program [***]. Marqeta will provide the following Service to Client for Client’s Cash App Program, and Client will be responsible for paying the Fees set forth in the table in Section 2 below for such Service.

2.Amendment to Schedule D of Agreement. Schedule D (Fees of the Agreement), at the end of the section under the heading “Cash App Program Fees” shall be amended by adding the following:

“Beginning on [***], the fees set forth below shall apply solely to the Cash App Program as follows:

Cash App Program [***] Service.

Item	Description	Unit	Fee
Cash App Program [***] Service and Related Fee
For Client’s Cash App Program [***], Marqeta will [***] for Client’s Cash App Program into a [***] consistent with the already existing [***] provided by Marqeta to Client (“Service”). For clarity, the only [***] to be included in such Service shall be [***] and such Service shall only be applied for Client’s Cash App Program [***].

[***]
[***]
Marqeta will provide Client with a written quarterly certification from Marqeta’s CFO regarding the [***] as set forth above, which shall be executed by Marqeta’s CFO.
Notwithstanding the foregoing, in the event Client receives information from a source(s) other than Marqeta regarding the [***] Client’s Cash App Program [***], and Client does not believe that Marqeta’s [***] as a result, Client may provide written notice to Marqeta. Upon receipt of such written notice from Client, Marqeta will reasonably cooperate in good faith with Client to address Client’s belief and to provide Client with [***] to [***] to Marqeta.

(i)    In addition to Marqeta’s warranties set forth in Section 10(a) of Schedule B, Marqeta represents, warrants, and covenants, with respect to the Service, the [***] provided to Client by Marqeta: (a) will be in a consistent [***] (e.g., all [***] included and provided in [***]) as provided by Marqeta directly to Client immediately prior to the Amendment Effective Date and shall be updated accordingly in the event [***] changes or enhances its [***], and (b) will be an accurate and complete instance of the [***] as provided by [***] to Marqeta and will not include any [***] by Marqeta or any Marqeta Personnel.

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
(ii)    Marqeta acknowledges and agrees that the [***] provided pursuant to this Amendment is [***] of Client’s business, including its ability to perform [***] to Client’s customers and [***]. As such, any breach of Section 2 of this Amendment shall be subject to Marqeta’s indemnification obligations under Section 13(a)(i) of Schedule B.

(iii) Without limiting any other rights Client has under the Agreement, including under Section 9 of Schedule B, upon at least [***] advance written notice to the other Party, either Party may [***] contemplated by this Amendment at any time following the [***]. In the event that either Party exercises such [***] right: (i) Marqeta shall on the effective date of [***]; (ii) Client shall [***] Marqeta [***] at the time of [***]; and (iii) Client shall [***] to Marqeta in connection [***] thereafter. For clarity, in the event either Party does not exercise its [***] right as set forth in this Section (iii), this Amendment shall automatically [***] or is [***] in accordance with the parties’ [***] rights in the Agreement.”

3.    Limited Addendum. This Amendment and the Agreement set forth the Parties’ entire agreement with respect to the subject matter of this Amendment. This Amendment incorporates by reference the terms of the Agreement as if fully set forth in this Amendment, and the specific terms and conditions in this Amendment govern, control, and supersede the Agreement solely with respect to the subject matters covered in this Amendment.

4.    Counterparts. This Amendment may be executed by the Parties electronically and in counterparts.

[Signature Page Follows]

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
This Amendment has been signed by the Parties or their duly authorized representatives as of the Amendment Effective Date.

Marqeta, Inc. By: /s/ Todd Pollak Print: Todd Pollak Title: Chief Revenue Officer Date: February 28, 2025	Client By: /s/ [***] Print: [***] Title: Lead - Fin Ops Date: February 28, 2025